UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Alliance New York Municipal Income Fund

October 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 14, 2007

Annual Report

This report provides management’s discussion of fund performance for Alliance New York Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AYN”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax and New York State and New York City income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from regular federal, New York State and New York City income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note G-Risks Involved in Investing in the

Fund” of the Notes to Financial Statements on page 21.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2007.

The Fund underperformed its benchmark for both the six- and 12-month periods ended October 31, 2007.

The Fund’s relative underperformance during the 12-month period under review was due to security selection in the general obligation (GO), insured, housing and transportation sectors. Though the Fund’s leveraged structure increased income, it generally detracted from the Fund’s total return since it also served to increase exposure to long-term rates, which rose during the periods.

Market Review and Investment Strategy

For the six- and 12-month periods ended October 31, 2007, yields for short-maturity bonds were little changed or declined, and yields for longer maturity bonds rose significantly. In the six-month period ended October 31, 2007, a broad liquidity crunch stemming from the U.S. subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly GO and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	1

Although problems in the housing market increased uncertainty concerning the future health of the U.S. economy, the Adviser’s Municipal Bond Investment Team (the “Team”) believes that most municipal issuers entered this period of uncertainty in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures and have been accumulating since at least 2005, when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in revenue projections in their new budgets, remembering the fiscal difficulties in 2003 when overly optimistic projections led to serious budget shortfalls. As a result, the spread widening experienced in most areas of the municipal market was modest relative to the dislocations observed in the taxable bond markets.

The City of New York’s economy has begun to grow at a slower pace, due to problems being experienced by Wall Street firms emanating from the subprime mortgage lending difficulties. The City of New York recently projected that Wall Street profits will decline to $14.8 billion in 2007, down 30% from 2006 and are likely to fall another 14% in 2008 to $12.7 billion. As a considerable portion of the City and State’s income tax revenue are derived from Wall Street bonuses, this will present further fiscal stress on both the City and State budgets. The Team believes that both governments will be able to balance their budgets in the current fiscal year and will be able to take corrective action to maintain fiscal balance in fiscal year 2009 as well. As of October 31, 2007, bonds issued by the City and State were little changed relative to the bonds of AAA-rated borrowers on October 31, 2006.

The overarching theme in the Fund for the 12-month period was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, as of October 31, 2007, the extra income for buying a 10-year BBB-rated bond over a 10-year AAA-rated bond was 0.47%; as of October 31, 2003, the same spread was 0.93%. In response to these market conditions, the Team has been focusing new purchases on high credit quality bonds, and bonds with maturities within 10-15 years rather than lower credit quality bonds, or bonds with longer maturities. The Team’s strategy of risk reduction has helped the Fund’s relative performance. The Fund’s concentration in high credit quality bonds added to performance as credit spreads ultimately widened. Also, maturity selection contributed to the Fund’s relative performance as longer-term bonds underperformed.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The insurance

2	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2007, the Fund held 32% of total investments in insured bonds (of this amount 27% represents the Fund’s holding in pre-refunded bonds).

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. A large proportion of the Fund’s insured municipal securities are insured by insurance companies rated AAA. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance New York Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 36.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in New York Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting New York municipal bond issuers.

Leverage Risk — The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund’s preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund’s Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s net asset value will reflect the full decline in the price of the portfolio’s investments, since the value of the Fund’s Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund’s Common Stock may also decline.

(Historical Performance continued on next page)

4	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
Alliance New York Municipal Income Fund (NAV)	0.72%	2.18%

LB Municipal Index	1.30%	2.91%

The Fund’s Market Price per share on October 31, 2007 was $13.81. The Fund’s Net Asset Value Price per share on October 31, 2007 was $15.01. For additional Financial Highlights, please see page 24.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

October 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $72.4

*	All data are as of October 31, 2007. The Fund’s quality rating distribution is expressed as a percentage of the Fund’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

6	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 157.3%
Long-Term Municipal Bonds – 153.2%
New York – 131.6%
New York City GO (Prerefunded) 5.50%, 9/15/19	$905	$997,600
New York City GO (Unrefunded) 5.50%, 9/15/19	95	103,306
Dutchess Cnty IDA (Civil Fac Rev) 5.00%, 8/01/19	380	396,040
Erie Cnty IDA (City of Buffalo Proj) FSA Series 03 5.75%, 5/01/23	1,250	1,354,012
Hempstead Hgr Ed (Adelphi Univ Civic Fac) Series 02 5.50%, 6/01/32	1,320	1,373,948
Long Island Pwr Auth Elec Rev FGIC Series 06A 5.00%, 12/01/19	650	691,905
Madison Cnty Hlth Fac (Oneida Hlth Systems) ASSET GTY Series 01 5.35%, 2/01/31	1,500	1,524,510
Metro Transp Auth NY Dedicated Tax Fund Series 02A 5.125%, 11/15/31	5,500	5,655,540
Nassau Cnty Hlth Fac (Nassau Hlth Sys Rev) (Prerefunded) FSA Series 99 5.75%, 8/01/29	2,400	2,542,512
New York City Ed Fac (Magen David Yeshivah Proj) ACA Series 02 5.70%, 6/15/27	500	520,610
New York City GO Series 04G 5.00%, 12/01/23	780	810,553
Series 04I 5.00%, 8/01/21	1,000	1,041,700
Series 05J 5.00%, 3/01/24	3,000	3,115,260
New York City GO (Prerefunded) 5.75%, 3/01/17	940	1,038,474

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 01B 5.50%, 12/01/31	$5,000	$5,392,100
New York City GO (Unrefunded) 5.75%, 3/01/17	260	284,731
New York City HDC MFHR (Rental Hsg) AMT Series 02A 5.50%, 11/01/34	1,250	1,272,887
New York City IDA (Brooklyn Navy Yard) AMT Series 97 5.75%, 10/01/36	2,000	2,008,880
New York City IDA Spl Fac Rev (Terminal One Group Assoc Proj) Series 05 5.50%, 1/01/24(a)	200	209,894
New York City Muni Water Fin Auth Series 02A 5.125%, 6/15/34	5,000	5,155,900
Series 03A 5.00%, 6/15/27	2,000	2,069,040
New York City Spec Fac (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	5,000	5,187,050
New York St Dorm Auth (FHA Insd Maimonides) MBIA Series 04 5.75%, 8/01/29	5,000	5,518,250
New York St Dorm Auth (Jewish Brd Fam & Children) AMBAC Series 03 5.00%, 7/01/23	1,000	1,041,890
New York St Dorm Auth (Mental Hlth Serv) (Prerefunded) MBIA Series 01B 5.25%, 8/15/31	3,220	3,426,982
New York St Dorm Auth (Prerefunded) MBIA 5.25%, 8/15/31	285	303,320
New York St Dorm Auth (Unrefunded) MBIA 5.25%, 8/15/31	1,995	2,081,503

8	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth Hlth Fac (Willow Towers Proj) GNMA Series 02 5.40%, 2/01/34	$2,500	$2,603,175
New York St Dorm Auth Rev 5.00%, 5/01/22	345	355,247
New York St Dorm Auth Rev (Cabrini of Westchester) GNMA 5.10%, 2/15/26	500	517,990
New York St Dorm Auth Rev (NYU Hosp Ctr) Series 07A 5.00%, 7/01/22	300	299,979
New York St Hsg Fin Agy MFHR (Patchogue Apts) AMT SONYMA Series 02A 5.35%, 2/15/29	2,090	2,121,789
New York St Pwr Auth MBIA 5.00%, 11/15/19	1,320	1,422,485
New York St SFMR (Mtg Rev) AMT Series 01-29 5.45%, 4/01/31	11,000	11,175,120
New York St Tobacco Settlement Bonds AMBAC Series 03A-1 5.25%, 6/01/21	4,000	4,231,040
New York St Urban Dev Corp (Empire St) (Prerefunded) Series 02A 5.25%, 3/15/32	5,000	5,357,100
Niagara Cnty Ed Fac (Niagara Univ Proj) ASSET GTY Series 01A 5.40%, 11/01/31	1,435	1,463,858
Onondaga Cnty IDA Arpt Fac (Cargo ACQ) AMT Series 02 6.125%, 1/01/32	1,000	1,019,560
Seneca Cnty IDA (New York Chiropractic Coll) 5.00%, 10/01/27	185	183,838
Triborough Brdg & Tunnel Auth (Prerefunded) Series 01A 5.00%, 1/01/32	4,245	4,494,139
Series 02A 5.125%, 1/01/31	2,500	2,658,725

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunnel Auth (Unrefunded) Series 01A 5.00%, 1/01/32	$755	$771,127
Ulster Cnty IDA (Kingston Regional Senior Living Corp.-Woodland Pond at New Paltz Project) 6.00%, 9/15/27	300	300,636
Yonkers IDA Hlth Fac (Malotz Pavillion Proj) MBIA Series 99 5.65%, 2/01/39	1,200	1,239,768

		95,333,973

California – 1.4%
California GO Series 04 5.00%, 2/01/33	1,000	1,012,860

Colorado – 0.7%
Northwest Metro Dist No. 3 GO 6.125%, 12/01/25	500	503,290

Florida – 5.1%
Capital Region CDD (South Wood) Series 01A-2 6.85%, 5/01/31	1,160	1,249,796
Hamal CDD (Prerefunded) Series 01 6.65%, 5/01/21	1,085	1,203,677
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,185	1,223,607

		3,677,080

Illinois – 0.7%
Bolingbrook Sales Tax Rev (Bolingbrook) 6.25%, 1/01/24(b)	500	502,485

Ohio – 0.4%
Port Auth of Columbiana Cnty Swr (Apex Environmental LLC) AMT Series 04A 7.125%, 8/01/25	300	312,006

Puerto Rico – 13.3%
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	545,885
Series 04A 5.25%, 7/01/19	510	538,055

10	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Elec Pwr Auth XLCA Series 02-2 5.25%, 7/01/31	$3,050	$3,307,390
Puerto Rico Hsg Fin Corp SFMR (Mtg Rev) AMT GNMA Series 01C 5.30%, 12/01/28	1,690	1,703,638
Puerto Rico Hwy & Transp Auth (Prerefunded) Series 02D 5.375%, 7/01/36	3,250	3,511,008

		9,605,976

Total Long-Term Municipal Bonds (cost $105,662,705)		110,947,670

SHORT-TERM MUNICIPAL NOTES – 4.1%
New York – 3.4%
Port Auth NY & NJ Spl Oblig Rev 3.50%, 6/01/20(c)(d)	1,600	1,600,000
Port Auth of NY & NJ Spl Oblig Rev (Versatile Structure Oblig) 3.50%, 8/01/24(c)(d)	900	900,000

		2,500,000

Alaska – 0.7%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 3.58%, 7/01/37(c)(d)	500	500,000

Total Short-Term Municipal Notes (cost $3,000,000)		3,000,000

Total Investments – 157.3% (cost $108,662,705)		113,947,670
Other assets less liabilities – 4.8%		3,487,983
Preferred Stock at redemption value – (62.1)%		(45,000,000)

Net Assets Applicable to Common Shareholders – 100.0%(e)		$72,435,653

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	11

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$145	6/01/12	BMA *	3.628%		$1,697
Citibank N.A.	1,500	11/10/26	3.884%	BMA	*	17,855
JPMorgan Chase	4,200	11/10/11	BMA *	3.482%		25,105
JPMorgan Chase	285	9/21/12	BMA *	3.385%		149
Merrill Lynch	15,000	9/06/09	3.375%	BMA	*	(49,457)
Merrill Lynch	160	2/12/12	BMA *	3.548%		1,340
Merrill Lynch	1,200	7/30/26	4.090%	BMA	*	(16,859)
Merrill Lynch	1,300	8/09/26	4.063%	BMA	*	(14,115)
Merrill Lynch	2,000	11/15/26	4.378%	BMA	*	(98,101)

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

(a)	Variable rate coupon, rate shown as of October 31, 2007.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of October 31, 2007, the Fund held 32% of total investments in insured bonds (of this amount 27% represents the Fund’s holding in pre-refunded bonds).

Glossary:

ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
ASSET	GTY – Asset Guaranty Insurance Company AKA Radian
CDD	– Community Development District
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GNMA	– Government National Mortgage Association
GO	– General Obligation
HDC	– Housing Development Corporation
IDA	– Industrial Development Authority/Agency
MBIA	– Municipal Bond Investors Assurance
MFHR	– Multi-Family Housing Revenue
SFMR	– Single Family Mortgage Revenue
SONYMA	– State of New York Mortgage Agency
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

12	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $108,662,705)	$113,947,670
Receivable for investment securities sold	2,271,347
Interest receivable	1,668,692
Unrealized appreciation of interest rate swap contracts	46,146

Total assets	117,933,855

Liabilities
Due to custodian	200,955
Unrealized depreciation of interest rate swap contracts	178,532
Advisory fee payable	39,870
Dividends payable — preferred shares	6,040
Transfer Agent fee payable	352
Accrued expenses	72,453

Total liabilities	498,202

Preferred Stock, at redemption value
$.001 par value per share; 1,800 shares Auction Preferred Stock authorized, issued and outstanding at $25,000 per share liquidation preference	45,000,000

Net Assets Applicable to Common Shareholders	$72,435,653

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,998,200 shares authorized, 4,826,667 shares issued and outstanding	$4,827
Additional paid-in capital	67,841,473
Distributions in excess of net investment income	(4,937)
Accumulated net realized loss on investment transactions	(558,289)
Net unrealized appreciation of investments	5,152,579

Net Assets Applicable to Common Shareholders	$72,435,653

Net Asset Value Applicable to Common Shareholders
(based on 4,826,667 common shares outstanding)	$15.01

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment Income
Interest		$5,819,396

Expenses
Advisory fee (see Note B)	$767,987
Auction Preferred Stock-auction agent’s fees	113,880
Audit	82,181
Custodian	69,598
Directors’ fees and expenses	39,026
Legal	36,525
Printing	35,415
Registration fees	23,825
Transfer agency	2,567
Miscellaneous	38,175

Total expenses	1,209,179
Less: expenses waived by the Adviser (see Note B)	(309,755)

Net expenses		899,424

Net investment income		4,919,972

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		402,360
Swap contracts		31,428
Net change in unrealized appreciation/depreciation of: Investments		(2,369,371)
Swap contracts		66,404

Net loss on investment transactions		(1,869,179)

Dividends to Auction Preferred Shareholders from
Net investment income		(1,667,664)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$1,383,129

See notes to financial statements.

14	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$4,919,972	$5,006,038
Net realized gain on investment transactions	433,788	318,247
Net change in unrealized appreciation/depreciation of investments	(2,302,967)	1,078,604
Dividends to Auction Preferred Shareholders from
Net investment income	(1,667,664)	(1,405,504)

Net increase in net assets applicable to Common Shareholders resulting from operations	1,383,129	4,997,385
Dividends to Common Shareholders from
Net investment income	(3,417,280)	(3,706,880)

Total increase (decrease)	(2,034,151)	1,290,505
Net Assets Applicable to Common Shareholders
Beginning of period	74,469,804	73,179,299

End of period (including distributions in excess of net investment income of ($4,937) and ($13,960), respectively)	$72,435,653	$74,469,804

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish

16	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2007, which is year 6 of operations, the amount of such fees waived was $309,755. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2007, there was no reimbursement paid to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,524,867	$11,279,181
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) were as follows:

Cost	$108,662,705

Gross unrealized appreciation	$5,353,001
Gross unrealized depreciation	(68,036)

Net unrealized appreciation	$5,284,965

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

18	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

There are 4,826,667 shares of common stock outstanding at October 31, 2007. During the year ended October 31, 2007 and the year ended October 31, 2006, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock, consisting of 900 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

generally every 7 days as set by the auction agent for Series M and T. The dividend rate on the Series M is 3.25% effective through November 5, 2007. The dividend rate on the Series T is 3.30% effective through November 6, 2007.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

New York Municipal	2007	2006
Distributions paid from:
Ordinary income	$150,902	$108,578
Tax-exempt income	3,266,378	3,598,302

Total distributions paid	$3,417,280	$3,706,880

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(558,289	)(a)
Unrealized appreciation/(depreciation)	5,153,682	(b)

Total accumulated earnings/(deficit)	$4,595,393	(c)

(a)	On October 31, 2007, the Fund had a net capital loss carryforward of $558,289 of which $287,514 expires in the year 2011, and $270,775 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund utilized $463,540 of capital loss carryovers for the year ended October 31, 2007.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income.
(c)	The difference between book-basis and tax-basis components accumulated earnings/(deficit) is attributable primarily to dividends payable.

20	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, and taxable overdistributions resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk — The Fund invests primarily in securities issued by the State of New York and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. A large proportion of the Fund’s insured municipal securities are insured by insurance companies rated AAA. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Leverage Risk — The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund’s preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund ‘s Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s net asset value will reflect the full decline in the price of the portfolio’s investments, since the value of the Fund’s Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund’s Common Stock may also decline.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information

22	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended October 31,
	2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 15.43	$ 15.16	$ 15.10	$ 14.40	$ 14.67

Income from Investment Operations
Net investment income(b)(c)	1.02	1.04	1.03	1.04	1.07
Net realized and unrealized gain (loss) on investment transactions	(.38)	.28	.13	.71	(.33)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.35)	(.29)	(.19)	(.14)	(.16)

Net increase in net asset value from operations	.29	1.03	.97	1.61	.58

Less: Dividends to common shareholders from
Net investment income	(.71)	(.76)	(.91)	(.91)	(.84)
Preferred stock offering costs and sales load	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Net asset value, end of period	$ 15.01	$ 15.43	$ 15.16	$ 15.10	$ 14.40

Market value, end of period	$ 13.81	$ 14.76	$ 13.64	$ 13.82	$ 13.23

Discount	(7.99)%	(4.34)%	(10.03)%	(8.48)%	(8.13)%
Total Return
Total investment return based on:(d) Market value	(1.72)%	14.23%	5.12%	12.14%	3.25%
Net asset value	2.18%	7.44%	6.93%	11.71%	4.41%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$72,436	$74,470	$73,179	$72,868	$69,482
Preferred Stock, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$45,000	$45,000	$45,000	$45,000	$45,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of fee waivers(e)	1.23%	1.15%	1.26%	1.21%	1.26%
Expenses, before fee waivers(e)	1.65%	1.63%	1.74%	1.70%	1.76%
Net investment income, before preferred stock dividends(c)(e)	6.73%	6.83%	6.77%	7.12%	7.33%
Preferred stock dividends	2.28%	1.92%	1.25%	.92%	1.09%
Net investment income, net of preferred stock dividends(c)	4.45%	4.91%	5.52%	6.19%	6.24%
Portfolio turnover rate	7%	5%	11%	15%	22%
Asset coverage ratio	261%	265%	263%	262%	254%

See footnote summary on page 25.

24	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b)	Based on average shares outstanding.

(c)	Net of fees waived by the Adviser.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	25

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Alliance New York Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New York Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New York Municipal Income Fund, Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

26	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund’s designation of “exempt interest dividends” paid during the fiscal year ended October 31, 2007 was $4,860,401.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	27

Federal Tax Information

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

28	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A. c/o Alliance National Municipal Income fund, P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendment to the Fund’s registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund’s investment objectives or policies, (ii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund and (iii) no material changes in the principal risk factors associated with investment in the Fund.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	29

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Robert B. Davidson, III, Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks, Vice President

Fred S. Cohen, Vice President

Terrance T. Hults, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	Common Stock: Dividend Paying Agent, Transfer Agent and Registrar Computershare Trust Company, N.A. P.O. Box 43010 Providence, RI 02940-3010
Preferred Stock: Dividend Paying Agent, Transfer Agent and Registrar The Bank of New York 101 Barclay Street—7W New York, NY 10286

30	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Board of Directors

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	31

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	106	SCB Partners Inc. and SCB Inc.

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,*** 75 (2001)	Investment adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	108	None

32	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, # 78 (2001)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	107	None

John H. Dobkin, # 65 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	106	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	106	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	106	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	33

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	106	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	106	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	106	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of Alliance Bernstein L.P.

34	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Robert B. Davidson, III 46	Senior Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Douglas J. Peebles 42	Senior Vice President	Executive Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Jeffrey S. Phlegar 41	Senior Vice President	Executive Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Michael G. Brooks 59	Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Fred S. Cohen 49	Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Terrance T. Hults 41	Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Thomas R. Manley 56	Controller	Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein L.P., ABI, ABIS and SCB & Co. are affiliates of the Fund.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	35

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation “AllianceNY.” The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

36	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Corporate Bond Portfolio

Diversified Yield Fund*

Emerging Market Debt Fund

Global Bond Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	37

AllianceBernstein Family of Funds

NOTES

38	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

NOTES

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	39

NOTES

40	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Privacy Notice

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ANYMIF-0151-1007

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB New York Municipal Income	2006	$50,000	$15,750	$12,825
	2007	$50,000	$13,950	$12,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB New York Municipal Income	2006	$1,040,619	$162,246
			$(149,421)
			$(12,825)
	2007	$919,391	$148,156
			$(135,281)
			$(12,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler	William H. Foulk, Jr
John H. Dobkin Michael J. Downey	D. James Guzy Nancy P. Jacklin Marshall C. Turner, Jr.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

October 2006

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3	Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3	Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4	Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5	Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the Team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrence T. Hults, members of the Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Michael Brooks; since 2002- Senior Vice President	Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity since prior to 2002.

Fred S. Cohen; since 2002- Senior Vice President	Senior Vice President of the Adviser, with which he has has been associated in a substantially similar capacity since prior to 2002.

R. B. Davidson II; since 2002- Senior Vice President	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2002.

Terrence T. Hults; since 2002- Senior Vice President	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2007.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael Brooks	26	$14,729,000,000	1	$59,000,000
Fred S. Cohen	26	$14,729,000,000	1	$59,000,000
R. B. Davidson III	26	$14,729,000,000	1	$59,000,000
Terrence T. Hults	26	$14,729,000,000	1	$59,000,000

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Michael Brooks	NONE	NONE	NONE	NONE
Fred S. Cohen	NONE	NONE	NONE	NONE
R. B. Davidson III	NONE	NONE	NONE	NONE
Terrence T. Hults	NONE	NONE	NONE	NONE

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Michael Brooks	1,531	$11,599,000,000	1	$10,000,000
Fred S. Cohen	1,531	$11,599,000,000	1	$10,000,000
R. B. Davidson III	1,531	$11,599,000,000	1	$10,000,000
Terrence T. Hults	1,531	$11,599,000,000	1	$10,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2007 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael Brooks	None
Fred S. Cohen	None
R. B. Davidson III	None
Terrence T. Hults	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 27, 2007